                                                                    Exhibit 99.5

                                 Attachment to Form 4

                                JOINT FILER INFORMATION

Name and Address:                          Third Point Ultra Master Fund L.P.
                                           c/o Third Point LLC
                                           390 Park Avenue
                                           New York, NY 10022

Date of Earliest Reported Transaction:     4/4/2012
Issuer and Ticker Symbol:                  Enphase Energy, Inc. [ENPH]
Relationship of the Issuer:                10% Owner; Director;
                                           Other (See Remarks)
Designated Filer:                          Daniel S. Loeb
Date Original Filed:                       4/5/2012

TABLE I INFORMATION

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      123,013
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (1) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:                              123,013
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      134,117
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (2) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       257,130
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      139,958
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       397,088
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      70,921
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       468,009
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      54,053
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (4) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       522,062
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          P
Amount of Securities:                      163,091
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         $6.00
Amount of Securities Beneficially
Owned Following Reported
Transactions:       685,153
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

TABLE II INFORMATION

Title of Derivative Security:              Series B
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (1) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           64,812
Date Exercisable:                          See Footnote (1) to the Form 4
Expiration Date:                           See Footnote (1) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           123,013
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series C
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (2) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           53,348
Date Exercisable:                          See Footnote (2) to the Form 4
Expiration Date:                           See Footnote (2) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           134,117
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series D
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           139,958
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           139,958
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series E
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           70,921
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           70,921
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              9% Junior Convertible Secured Notes
                                           due 2014
Conversion or Exercise Price:              See Footnote (4) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           $324,322.23
Date Exercisable:                          See Footnote (4) to the Form 4
Expiration Date:                           6/14/2014
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           54,053
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership